Exhibit 10.1

September 29, 2021

EXTENSION REQUEST

Citibank, N.A.,
as Administrative Agent
One Penns Way, Ops II, Floor 2
New Castle, Delaware 19720

Attention: Bank Loan Syndications

Reference is made to (i) the Amended and Restated Credit Agreement dated as of October 31, 2019 (the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the form of Response to Extension Request delivered with this Extension Request. Terms defined in the Credit Agreement are used herein with the same meaning, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Borrower hereby provides notice of its desire to extend the Revolving Credit Facility Termination Date from November 1, 2025 (or, in the case of any Lender whose Revolving Credit Facility Date is currently earlier than November 1, 2025 because it did not consent to a prior request for an extension, such earlier date as applicable) to November 1, 2026 (the “Revolving Credit Facility Extension”).
The Borrower hereby instructs the Administrative Agent to notify each of the Lenders of the receipt of this Extension Request by providing each such Lender with a copy of this Extension Request and the Response to Extension Request, and to further instruct each Lender to indicate its acceptance of this Extension Request by executing and delivering the Response to Extension Request to the Administrative Agent (each such Lender, a “Consenting Lender”) on or before October 22, 2021 (or such longer or shorter period as shall be agreed by the Borrower and the Administrative Agent).
By executing and delivering the Response to Extension Request to the Administrative Agent, each Consenting Lender shall have irrevocably agreed to the Revolving Credit Facility Extension. The Revolving Credit Facility Extension shall be effective on October 31, 2021, with respect to each Consenting Lender, if the Consenting Lenders as of such date constitute at least the Required Lenders (the “Revolving Credit Facility Extension Effective Date”).

As required by Section 2.17, the Borrower hereby confirms that as of the date of this Extension Request no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (except to the extent already qualified by materiality, in which case said representation and warranty was true and correct in all respects) on and as of such earlier date.

FIRST HUNTINGDON FINANCE CORP.

By: /s/ Gregg Ziegler
Name: Gregg Ziegler
Title: Senior Vice President and Treasurer

cc:    Michael Vondriska
388 Greenwich Street
New York, NY 10013

October __, 2021

RESPONSE TO EXTENSION REQUEST
Citibank, N.A.,
as Administrative Agent
One Penns Way, Ops II, Floor 2
New Castle, Delaware 19720
Attention: Bank Loan Syndications
Reference is made to (i) the Amended and Restated Credit Agreement dated as of October 31, 2019 (the “Credit Agreement”) among First Huntingdon Finance Corp. (the “Borrower”), Toll Brothers, Inc., the Lenders (as defined in the Credit Agreement), and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and (ii) the Extension Request dated September 29, 2021. Terms defined in the Credit Agreement or in the Extension Request are used herein with the same meaning, as applicable, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.17, the Lender named below hereby notifies the Administrative Agent as follows:
The Lender named below hereby agrees to extend the Revolving Credit Facility Termination Date with respect to all of its Revolving Credit Commitment from November 1, 2025 (or, in the case of any Lender whose Revolving Credit Facility Date is currently earlier than November 1, 2025 because it did not consent to a prior request for an extension, such earlier date as applicable) to November 1, 2026 (the “Revolving Credit Facility Extension”).
This Response to Extension Request is subject in all respect to the terms of the Credit Agreement, is irrevocable and the Revolving Credit Facility Extension shall be effective as of the Revolving Credit Facility Extension Effective Date . If the Revolving Credit Facility Extension Effective Date does not occur this Response to Extension Request shall be deemed to be terminated.
Very truly yours,

CITIBANK, N.A.

By /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[COPIES OF RESPONSES THAT ARE SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS WERE EXECUTED BY THE ENTITIES IDENTIFIED BELOW]

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Very truly yours,

Flagstar Bank

By /s/ Drew C. Szilagyi
Name: Drew C. Szilagyi
Title: Vice President
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Very truly yours,

GOLDMAN SACHS BANK USA

By /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory
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Very truly yours,

MIZUHO BANK, LTD.

By /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

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Very truly yours,

People’s United Bank, N.A.

By /s/ David R. Jablonowski
Name: David R. Jablonowski
Title: Senior Vice President
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Very truly yours,

PNC Bank, National Association

By /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President
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Very truly yours,

Regions Bank

By /s/ Randall S. Reid
Name: Randall S. Reid
Title: Senior Vice President

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Very truly yours,

TD Bank, N.A.

By     /s/ Brian Gallagher
Name: Brian Gallagher
Title: Vice President

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Very truly yours,

Texas Capital Bank, a Texas State Bank – formerly known as Texas Capital Bank.
National Association

By /s/ Daniel McClurkin
Name: Daniel McClurkin
Title: Senior Vice President
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Very truly yours,

U.S. Bank National Association

By /s/ Leonard E. Olsavsky
Name: Leonard E. Olsavsky
Title: Senior Vice President
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Very truly yours,

Zions Bancorporation, N.A. dba California Bank & Trust

By /s/ Aegea Lee
Name: Aegea Lee
Title: Executive Vice President

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Very truly yours,

Capital One, N.A.

By /s/ Andrew Moore
Name: Andrew Moore
Title: Authorized Signatory

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Very truly yours,

Wells Fargo Bank, N.A.

By /s/ Elena Bennett
Name: Elena Bennett
Title: Managing Director
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Very truly yours,

The Bank of East Asia, Limited, New York Branch

By /s/ George Benakis
Name: George Benakis
Title: SVP & Head of Corporate & Real Estate Business

By /s/ Chong Tan
Name: Chong Tan
Title: SVP & Head of Credit
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Very truly yours,

Bank of the West

By /s/ Richard Flores
Name: Richard Flores
Title: Managing Director

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Very truly yours,

Truist Bank

By /s/ Ryan Almond
Name: Ryan Almond
Title: Director

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Very truly yours,

THE BANK OF NEW YORK MELLON

By /s/ Cody Mainc
Name: Cody Mainc
Title: Vice President
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Very truly yours,

BMO Harris Bank N.A

By /s/ Amy K. Dumser
Name: Amy K. Dumser
Title: Director
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Very truly yours,

BANK OF AMERICA, N.A.

By /s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Vice President
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Very truly yours,

CIBC Bank USA

By /s/ Michael Olson
Name: Michael Olson
Title: Managing Director

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Very truly yours,

Citizens Bank, N.A.

By /s/ David Ross
Name: David Ross
Title: SVP
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Very truly yours,

COMERICA BANK

By /s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

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Very truly yours,

Fifth Third Bank

By /s/ Karen H. Morgan
Name: Karen H. Morgan
Title: SVP